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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------
                                     FORM 8-K
                            ------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 30, 2000

                               SLEEPMASTER L.L.C.
            (EXACT NAME OF REGISTRANT AS IT APPEARS IN ITS CHARTER)

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
              NEW JERSEY                             333-81987                              22-3341313
   (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)                    (IRS EMPLOYER
    INCORPORATION OR ORGANIZATION)                                                          ID NUMBER)
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                                2001 LOWER ROAD
                         LINDEN, NEW JERSEY 07036-6520
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

     (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE):  (732) 381-5000

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Pursuant to the terms of an agreement and plan of merger dated June 29, 2000, by and among Crescent Sleep Products Company ("Crescent"), Sleepmaster L.L.C. ("Sleepmaster") and the stockholders listed on the stockholder signature page attached thereto (the "Purchase Agreement"), Sleepmaster acquired all of the capital stock of Crescent for a total purchase price of approximately $132.0 million, including $117.6 million in cash, the assumption of $8.9 million of industrial revenue bonds and approximately $5.5 million of related fees and expenses. In connection with the acquisition of Crescent, Sleepmaster entered into a Third Amended and Restated Credit Agreement by and among Sleepmaster, as borrower, Sleepmaster Holdings, L.L.C. (Sleepmaster's parent), the domestic subsidiaries of Sleepmaster, as guarantors, First Union National Bank, as lender and as administrative agent and the lenders party thereto (the "Third Amended Credit Facility"), to provide for an aggregate amount of borrowings of up to $172.5 million. Sleepmaster financed the acquisition through (i) the use of proceeds from the Third Amended Credit Facility, (ii) the issuance of an additional $25.0 million of senior subordinated notes, and (iii) the investment of $41.5 million of equity from a group of existing investors and certain members of Crescent's management.

     The description above of the acquisition is a summary and does not purport to be complete. For more detail regarding the terms of the acquisition, we encourage you to read each document attached as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business Acquired

     It is not practical to provide the required financial statements for Crescent at this time. Such financial statements will be filed as an amendment to this report on Form 8-K no later than 60 days after the deadline for filing this Form 8-K.

     (b) Pro Forma Financial Information

     It is not practical to provide the required pro forma financial statements for Crescent at this time. Such financial statements will be filed as an amendment to this report on Form 8-K no later than 60 days after the deadline for filing this Form 8-K.

     (c) Exhibits

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
 2.1 Agreement and Plan of Merger, dated June 29, 2000, by and among Sleepmaster L.L.C., as buyer, Crescent Acquisition Corp., as buyer subsidiary, and Crescent Sleep Products Company.
 4.1 Trust Indenture, dated September 1, 1999, between The Guilford County Industrial Facilities and Pollution Control Financing Authority, as Issuer, and U.S. Bank Trust National Association, as Trustee, securing $5,900,000 in aggregate principal amount of The Guilford County Industrial Facilities and Pollution Control Financing Authority Industrial Development Revenue Bonds (Crescent Sleep Products Company Project) Series 1999.
 4.2 Indenture of Trust, dated March 1, 1995, by and between First-Citizens Bank & Trust Company, as Trustee, and Iowa Finance Authority relating to the issuance of $3,000,000 Tax-Exempt Adjustable Mode Industrial Development Revenue Bonds (Dixie Bedding Company Project) Series 1995.
 4.3 Common Unit Replacement ISO Option Agreement, dated June 30, 2000, by and between Sleepmaster Holdings L.L.C. and Hampton Culler.
 4.4 Common Unit Replacement ISO Option Agreement, dated June 30, 2000, by and between Sleepmaster Holdings L.L.C. and Charles Johnson.
 4.5 Common Unit Replacement ISO Option Agreement, dated June 30, 2000, by and between Sleepmaster Holdings L.L.C. and Thomas Sanfilippo.
 4.6 Preferred Unit Replacement ISO Option Agreement, dated June 30, 2000, by and between Sleepmaster Holdings L.L.C. and Hampton Culler.
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
 4.7 Preferred Unit Replacement ISO Option Agreement, dated June 30, 2000, by and between Sleepmaster Holdings L.L.C. and Charles Johnson.
 4.8 Preferred Unit Replacement ISO Option Agreement, dated June 30, 2000, by and between Sleepmaster Holdings L.L.C. and Thomas Sanfilippo.
10.1 Third Amended and Restated Credit Agreement, dated June 30, 2000, among Sleepmaster L.L.C., as borrower, Sleepmaster Holdings L.L.C., as the Parent, the Domestic Subsidiaries of Sleepmaster L.L.C., as guarantors, the lenders party thereto and First Union National Bank, as administrative agent.
10.2 Third Amended and Restated Pledge Agreement, dated June 30, 2000, among Sleepmaster L.L.C., as Borrower, the guarantors listed on the signature page thereto and First Union National Bank, as Administrative Agent.
10.3 Third Amended and Restated Security Agreement, dated June 30, 2000, among Sleepmaster L.L.C., as Borrower, the Domestic Subsidiaries of the Borrower and First Union National Bank, as administrative agent.
10.4 License Agreement and Memorandum of Agreement, each dated March 17, 1998, by and between Serta, Inc. and Crescent Sleep Products Company covering certain territories in South Carolina.
10.5 License Agreement and Memorandum of Agreement, each dated March 17, 1998, by and between Serta, Inc. and Crescent Sleep Products Company covering certain territories in Nebraska.
10.6 License Agreement and Memorandum of Agreement, each dated March 17, 1998, by and between Serta, Inc. and Crescent Sleep Products Company covering certain territories in Georgia.
10.7 Negotiated Contract Agreement, dated March 1, 1999, between Crescent Sleep Products Company and Union of Needletrades, Industrial and Textile Employees AFL-CIO, CLC.
10.8 Loan Agreement, dated March 1, 1995, by and between the Iowa Finance Authority, as Issuer, a public instrumentality and agency duly organized and existing under the laws of the State of Iowa and Dixie Bedding Company.
10.9 Irrevocable Letter of Credit issued on March 1, 1995, in the amount of $3,262,500 at the request and for the account of Dixie Bedding Company in favor of First-Citizens Bank & Trust Company, as Trustee under the Trust Indenture.
10.10 Supplemental Assignment and Assumption Agreement, dated March 17, 1998, by and between Dixie Bedding Company, Crescent Sleep Products Company and the Iowa Finance Authority and acknowledged by First-Citizens Bank & Trust Company, as Trustee, under the Trust Indenture.
10.11 Amended and Restated Reimbursement and Security Agreement, dated March 17, 1998, by and among Crescent Sleep Products Company, Dixie Bedding Company and Wachovia Bank, National Association.
10.12 Loan Agreement, dated September 1, 1999, by and between The Guilford County Industrial Facilities and Pollution Control Financing Authority, as Issuer, and Crescent Sleep Products Company.
10.13 Employment Agreement, dated June 30, 2000, by and among Crescent Sleep Products Company, Sleepmaster L.L.C. and Stanley Webster.
10.14 Employment and Management Securities Agreement, dated June 30, 2000, by and among Crescent Sleep Products Company, Sleepmaster Holdings L.L.C., Sleep Investor L.L.C. and Hampton Culler.
10.15 Employment and Management Securities Agreement, dated June 30, 2000, by and among Crescent Sleep Products Company, Sleepmaster Holdings L.L.C., Sleep Investor L.L.C. and Charles Johnson.
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
10.16 Employment and Management Securities Agreement, dated June 30, 2000, by and among Crescent Sleep Products Company, Sleepmaster Holdings L.L.C., Sleep Investor L.L.C. Thomas Sanfilippo.
10.17 Board of Advisor and Unit Purchase Agreement, dated June 30, 2000, by and among Sleepmaster Holdings L.L.C., Sleepmaster L.L.C., R. Guy Boyle and Sleep Investor L.L.C.
99.1   Press release issued by Sleepmaster L.L.C. on June 30, 2000.
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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Linden, State of New Jersey.

                                          SLEEPMASTER L.L.C.

                                          By: /s/  CHARLES SCHWEITZER
                                            ------------------------------------
                                               President and Chief Executive
                                                           Officer

Dated: July 17, 2000

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated.

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
                     SIGNATURE                                    CAPACITY                    DATE
                     ---------                                    --------                    ----
              /s/ CHARLES SCHWEITZER                 President and Chief Executive        July 17, 2000
---------------------------------------------------    Officer, Advisor
                Charles Schweitzer

               /s/ JAMES P. KOSCICA                  Executive Vice President and Chief   July 17, 2000
---------------------------------------------------    Financial Officer, Advisor
                 James P. Koscica
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